UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2001

                               REGENT GROUP, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
          ------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                     0-3338
          ------------------------------------------------------------
                            (Commission File Number)

                                   22-1558317
          ------------------------------------------------------------
                        (IRS Employer Identification No.)

                          1 Anderson Hill Rd. Suite 103
                             Bernardsville, NJ 07924
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (908) 630-8700

Item 7. Financial Statements and Exhibits.

(a)   Financial Statements of businesses acquired.

(b)   Pro Forma Financial Information.

(c)   Exhibits.

None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REGENT GROUP, INC.
                                           (Registrant)



Date: January 29, 2002                     /s/ Jerry Swon
                                           -------------------------------------
                                           Jerry Swon,
                                           President and Chief Executive Officer

                 (a)Financial Statements of businesses acquired.

                        Millennium Biotechnologies, Inc.
                          (A Development Stage Company)
                              Financial Statements

                                December 31, 2000

                        Millennium Biotechnologies, Inc.
                          (A Development Stage Company)
                        Index to the Financial Statements

                                                                            Page

Independent Auditors' Report..............................................   1


Financial Statements (As of December 31, 2000 and for the period from
                     November 9, 2000, inception, through December 31, 2000)


     Balance Sheet........................................................   2

     Statement of Operations..............................................   3

     Statement of Changes in Shareholders' Equity.........................   4

     Statement of Cash Flows..............................................   5

     Notes to Financial Statements........................................   6-7


Unaudited Financial Statements (As of March 31, 2001 and for the three months then ended)

     Balance Sheet........................................................   8

     Statement of Operations..............................................   9

     Statement of Cash Flows..............................................   10

     Notes to Financial Statements........................................   11

Board of Directors
Millennium Biotechnologies, Inc.


We have audited the accompanying balance sheet of Millennium Biotechnologies, Inc. as of December 31, 2000, and the related statements of operations, shareholders' equity and cash flows for the period November 9, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis in our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Millennium Biotechnologies, Inc. as of November 9, 2000 (date of inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

                    /s/ Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
July 31, 2001

                        Millennium Biotechnologies, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                December 31, 2000

     Assets
Current Assets
  Cash                                                                $  5,465
  Prepaid expenses                                                       4,229
  Inventory                                                              2,805
                                                                      --------

         Total Current Assets                                           12,499

Property                                                                 1,965
Equipment                                                                4,885
                                                                      --------
                                                                         6,850
  Less accumulated depreciation                                            168
                                                                      --------
                                                                         6,682
  Other assets                                                          34,843
                                                                      --------

         Total Assets                                                 $ 54,024
                                                                      ========

     Liabilities and Stockholders' Equity (Deficit)

  Current Liabilities
    Accounts payable and accrued liabilities                          $ 48,405
    Other liabilities                                                   75,000
                                                                      --------

     Total Current Liabilities                                         123,405
                                                                      --------

  Stockholders' Equity
    Common stock 0.00001 par value; 25,000,000
      shares authorized; 0 shares issued and outstanding                    --
    Retained deficit                                                   (69,381)
                                                                      --------
      Total stockholders' equity (deficit)                             (69,381)
                                                                      --------

         Total Liabilities and Stockholders' Equity (Deficit)         $ 54,024
                                                                      ========

See notes to the financial statements.

                        Millennium Biotechnologies, Inc.
                          (A Development Stage Company)
                             Statement of Operations
               For the period November 9, 2000 (date of inception)
                              to December 31, 2000

Sales                                                       $     --
Cost of sales                                                     --
                                                            --------
Gross profit                                                      --

Selling expenses                                              10,186
General and administrative expenses                           58,778
                                                            --------
                                                              68,964

(Loss) from operations                                       (68,964)

Other income (expense)
  Interest expense                                              (417)
                                                            --------

Net (Loss)                                                  $(69,381)
                                                            ========

See notes to the financial statements.

                        Millennium Biotechnologies, Inc.
                          (A Development Stage Company)
                  Statement of Changes in Shareholders' Equity
               For the period November 9, 2000 (date of inception)
                              to December 31, 2000

                                                                                   Deficit
                                                                                 accumulated
                                                          Common Stock            during the
                                                  ---------------------------    development
                                                     Shares        Amount           stage           Total
                                                  ------------  -------------    -----------      ---------
Net (loss) for the period November 9, 2000
  (date of inception) to December 31, 2000                  --  $          --     $(69,381)      $(69,381)

                                                  ------------  -------------     ---------      ---------
Balance - December 31, 2000                                 --  $          --     $(69,381)      $(69,381)
                                                  ============  =============     ========      =========

See notes to the financial statements.

                        Millennium Biotechnologies, Inc.
                          (A Development Stage Company)
                             Statement of Cash Flows
               For the period November 9, 2000 (date of inception)
                              to December 31, 2000

Cash Flows from Operating Activities
  Net (Loss)                                                           $(69,381)
  Adjustments to Reconcile Net (Loss) to Net Cash
    Provided (Used) by Operating Activities:
      Depreciation                                                          168
      Changes in assets and liabilities:
         (Increase) in inventory                                         (2,805)
         (Increase) in prepaid expenses                                  (4,229)
         (Increase) in other assets                                     (34,844)
         Increase in accounts payable and accrued
           liabilities                                                   48,405
                                                                       --------
             Net Cash (Used) by Operating Activities                    (62,686)

Cash Flows from Investing Activities
  Purchases of property and equipment                                    (6,849)
                                                                       --------
         Net Cash (Used) by Investing Activities                         (6,849)
                                                                       --------

Cash Flows from Financing Activities
  Proceeds from other liabilities                                        75,000
                                                                       --------
         Net Cash Provided by Financing Activities                       75,000

Net Increase in Cash                                                      5,465
Cash at Beginning of Period                                                  --
                                                                       --------

Cash End of Period                                                     $  5,465
                                                                       ========

See notes to the financial statements.

                        Millennium Biotechnologies, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization
    Millennium Biotechnologies, Inc. (the Company) was incorporated in the State of Delaware on November 9, 2000 and is located in New Jersey. The Company is a research based bio-nutraceutical corporation involved in the field of nutritional science. The Company's principal source of revenue is expected to be from sales of its nutraceutical supplement, Resurgex, which serves as a nutritional support for immuno-compromised individuals undergoing medical treatment for chronic debilitating diseases. Since there has been no revenue generated from the sales of this product, the Company is considered to be a Development Stage Company for financial reporting purposes.

Inventories
    Inventory consists of finished goods which are stated at the lower of cost (determined by the first in, first out method) or market.

Depreciation and Amortization
    The cost of property and equipment is depreciated for financial reporting purposes on a straight-line basis over the estimated useful lives of the assets: 20-30 years for buildings and building improvements and 3-8 years for machinery and equipment. Leasehold improvements are amortized over the shorter of the estimated useful lives or the underlying lease term. Repairs and maintenance expenditures which do not extend the useful lives of the related assets are expensed as incurred.

    For Federal income tax purposes, depreciation is computed under accelerated methods over the asset's class life.

Use of Estimates in the Preparation of financial Statements
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVENTORIES

  Inventories consisted of the following at December 31, 2000:

         Finished goods                                      $  2,805

INCOME TAXES
    The Company accounts for income taxes on the liability method, as provided by Statement of Financial Accounting Standards 109, Accounting for Income Taxes (SFAS 109). At December 31, 2000, the Company had net operating loss carryforwards of approximately $70,000 which will be available to offset Federal and State taxable income during the carryforward period through 2020 for Federal purposes and 2007 for State purposes. This net operating loss carryforward gives rise to a deferred tax asset of $16,000 which has been fully offset by a valuation allowance as the asset does not meet the criteria that it is more likely than not it will be realized. Therefore no tax benefit is realized in the statement of operations.

                        Millennium Biotechnologies, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements

OTHER LIABILITIES

    Other liabilities consist of $75,000 which was subsequently converted into 6,100,000 shares of common stock.

MAJOR VENDORS

    For the sourcing of raw materials; procurement of inherent specialty ingredients; manufacture of bulk product; quality control and testing; and market research assistance, the Company has retained the services of one vendor.

FAIR VALUE OF FINANCIAL INSTRUMENTS

    Cash, accounts payable, accrued expenses, and other current liabilities:

    The carrying amount approximates fair value because of the short term maturity of these instruments:

Limitations

    Fair value estimates are made at a specific point in time, based on relevant information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgement and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

SUBSEQUENT EVENTS

    On January 1, 2001 the Company entered into an office lease for a term of five years beginning January 1, 2001. The lease calls for annual rent of $69,687 plus an additional pro-rata share of certain operating costs.

    The Company has subsequently issued 9,481,988 shares of common stock between January 11,2001 and July 16, 2001 in conjunction with the receipt of $430,000 in equity financing.

    On July 27, 2001 the Company merged with Regent Group, Inc. (Regent), a publicly traded corporation whereby the Company's stockholders received convertible preferred stock of Regent in exchange for their shares. Such preferred shares are convertible into approximately 95% of the outstanding common stock of Regent at the time of issuance.

                       (b)Pro Forma Financial Information.

                       Regent Group, Inc. and Subsidiaries

The Unaudited ProForma Combined Statement of Operations of the Company for the twelve month periods ended December 31, 2000 and 1999 and the three month periods ended March 31, 2001 and 2000 (the "ProForma Statements of Operations") and the Unaudited ProForma Combined Balance Sheets of the Company as of December 31, 2000 and March 31, 2001 (the "ProForma Balance Sheets" and together with the ProForma Statements of Operations, the "ProForma Combined Financial Statements") have been prepared to illustrate the effect of the merger of Millennium Biotechnologies, Inc. ("Millennium") on July 27, 2001 as if such transaction took place on January 1, 1999. The ProForma Combined Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The ProForma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The ProForma Combined Financial Statements should be read in conjunction with the historical financial statements of Millennium.

                       Regent Group, Inc. and Subsidiaries
                   Unaudited ProForma Combined Balance Sheets

                                                               March 31, 2001
                                       ---------------------------------------------------------------
                                                                                            ProForma
                                                                           ProForma         Combined
                                        Millennium         Regent         Adjustments       Company
                                       ------------     ------------     ------------     ------------
Assets
     Current Assets
      Cash                              $   5,762     $      6,470     $         --     $     12,232
      Marketable securities                    --            6,000               --            6,000
      Inventories                           2,805               --               --            2,805
      Prepaid expenses                      8,375            8,593               --           16,968
                                        ---------     ------------     ------------     ------------
                                           16,942           21,063               --           38,005

    Property, Plant and Equipment          49,243               --               --           49,243

    Other Assets                           34,843               --               --           34,843
                                        ---------     ------------     ------------     ------------
        Total Assets                      101,028           21,063               --          122,091
                                        =========     ============     ============     ============

Liabilities and Stockholders'
(Deficiency) Equity
    Current Liabilities
      Accounts payable and accrued
        expenses                          114,142          233,484               --          347,626
      Prepayments received                     --               --               --               --
      Short term debt                      30,042           90,000               --          120,042
                                        ---------     ------------     ------------     ------------
        Total Current Liabilities         144,184          323,484               --          467,668
                                        ---------     ------------     ------------     ------------

Deferred Royalty Obligation                45,000               --               --           45,000

Stockholders' (Deficiency) Equity
    Preferred Stock
    Convertible Series B                       --          130,282               --          130,282
    Convertible Series C                       --           64,763               --           64,763
    Convertible Series D                       --               --A         237,050          237,050
    Common Stock                               83          365,472A             (83)         365,472
    Additional Paid in Capital            139,917       16,960,408A        (236,967)      16,863,358
    Deficit                              (228,156)     (17,820,346)              --      (18,048,502)
    Cumulative Other
      Comprehensive Income                     --           (3,000)              --           (3,000)
                                        ---------     ------------     ------------     ------------
        Total Stockholders'
        (Deficiency) Equity               (88,156)        (302,421)              --         (390,577)
                                        ---------     ------------     ------------     ------------

Total Liabilities and Stockholders'
      (Deficiency) Equity               $ 101,028     $     21,063     $         --     $    122,091
                                        =========     ============     ============     ============


                                                               December 31, 2000
                                       ---------------------------------------------------------------
                                                                                            ProForma
                                                                           ProForma         Combined
                                        Millennium         Regent         Adjustments       Company
                                       ------------     ------------     ------------     ------------
Assets
     Current Assets
      Cash                             $      5,465     $        782     $         --     $      6,247
      Marketable securities                      --           32,550               --           32,550
      Inventories                             2,805               --               --            2,805
      Prepaid expenses                        4,229            8,593               --           12,822
                                       ------------     ------------     ------------     ------------
                                             12,499           41,925               --           54,424

    Property, Plant and Equipment             6,682               --               --            6,682

    Other Assets                             34,843               --               --           34,843
                                       ------------     ------------     ------------     ------------
        Total Assets                         54,024           41,925               --           95,949
                                       ============     ============     ============     ============

Liabilities and Stockholders'
(Deficiency) Equity
    Current Liabilities
      Accounts payable and accrued
        expenses                             48,405          193,900               --          242,305
      Prepayments received                   25,000               --               --           25,000
      Short term debt                        50,000           90,000               --          140,000
                                       ------------     ------------     ------------     ------------
        Total Current Liabilities           123,405          283,900               --          407,305
                                       ------------     ------------     ------------     ------------

Deferred Royalty Obligation                      --               --               --               --

Stockholders' (Deficiency) Equity
    Preferred Stock
    Convertible Series B                         --          130,282               --          130,282
    Convertible Series C                         --           64,763               --           64,763
    Convertible Series D                         --               --A         237,050          237,050
    Common Stock                                 --          365,472               --          365,472
    Additional Paid in Capital                   --       16,855,418A        (237,050)      16,618,368
    Deficit                                 (69,381)     (17,753,460)              --      (17,822,841)
    Cumulative Other
      Comprehensive Income                       --           95,550               --           95,550
                                       ------------     ------------     ------------     ------------
        Total Stockholders'
        (Deficiency) Equity                 (69,381)        (241,975)              --         (311,356)
                                       ------------     ------------     ------------     ------------
Total Liabilities and Stockholders'
      (Deficiency) Equity              $     54,024     $     41,925     $         --     $     95,949
                                       ============     ============     ============     ============

                       Regent Group, Inc. and Subsidiaries
               Unaudited ProForma Combined Statement of Operations

                                                  Twelve Months Ended December 31, 2000
                                       ----------------------------------------------------------
                                                                                       ProForma
                                                                        ProForma       Combined
                                        Millennium       Regent        Adjustments      Company
                                       -----------     -----------     -----------    -----------
Net Sales                              $        --     $    44,806     $        --    $    44,806
Cost of Goods Sold                              --              --              --             --
                                       -----------     -----------     -----------    -----------

Gross Profit                                    --          44,806              --         44,806

Selling, General and Administrative
Expenses                                    68,964        (791,847)             --       (722,883)
                                       -----------     -----------     -----------    -----------

Income (Loss) From Operations              (68,964)        836,653              --        767,689
Other Income (Expense)
    Miscellaneous Income                        --         247,500              --        247,500
    Interest Expense, Net                     (417)         (8,367)             --         (8,784)
    Amortization of Goodwill                    --      (5,653,037)             --     (5,653,037)
                                       -----------     -----------     -----------    -----------
      Total Other Income
    (Expense)                                 (417)     (5,413,904)             --     (5,414,321)

Loss Before Provision for Income
Taxes                                      (69,381)     (4,577,251)             --     (4,646,632)
Provision for Income Taxes                      --              --              --             --
                                       -----------     -----------     -----------    -----------

Net Loss                               $   (69,381)    $(4,577,251)    $        --    $(4,646,632)
                                       ===========     ===========     ===========    ===========

                                                  Twelve Months Ended December 31, 1999
                                       ----------------------------------------------------------
                                                                                       ProForma
                                                                        ProForma       Combined
                                        Millennium       Regent        Adjustments      Company
                                       -----------     -----------     -----------    -----------
Net Sales                              $        --     $   119,625     $        --    $   119,625
Cost of Goods Sold                              --          16,725              --         16,725
                                       -----------     -----------     -----------    -----------

Gross Profit                                    --         102,900              --        102,900

Selling, General and Administrative
Expenses                                        --       2,393,460              --      2,393,460
                                       -----------      ----------     -----------    -----------

Income (Loss) From Operations                   --      (2,290,560)             --     (2,290,560)

Other Income (Expense)
    Miscellaneous Income                        --              --              --             --
    Interest Expense, Net                       --        (121,426)             --       (121,426)
    Amortization of Goodwill                    --        (237,320)             --       (237,320)
                                       -----------     -----------     -----------    -----------
      Total Other Income
    (Expense)                                   --        (358,746)             --       (358,746)

Loss Before Provision for Income
Taxes                                           --      (2,649,306)             --     (2,649,306)
Provision for Income Taxes                      --              --              --             --
                                       -----------     -----------     -----------    -----------

Net Loss                               $        --     $(2,649,306)    $        --    $(2,649,306)
                                       ===========     ===========     ===========    ===========


                       Regent Group, Inc. and Subsidiaries
               Unaudited ProForma Combined Statement of Operations

                                                  Three Months Ended March 31, 2001
                                       -----------------------------------------------------
                                                                                   ProForma
                                                                    ProForma       Combined
                                        Millennium     Regent      Adjustments     Company
                                       -----------   ---------     ------------   ----------
Net Sales                              $      --     $      --     $      --      $      --
Cost of Goods Sold                            --            --            --             --
                                       ---------     ---------     ---------      ---------

Gross Profit                                  --            --            --             --

Selling, General and Administrative
Expenses                                 156,844        83,036            --        239,880
                                       ---------     ---------     ---------      ---------
(Loss) From Operations                  (156,844)      (83,036)           --       (239,880)

Other Income (Expense)
    Miscellaneous                             --        17,500            --         17,500
    Interest Expense                      (1,931)       (1,350)           --         (3,281)
                                       ---------     ---------     ---------      ---------
      Total Other Income (Expense)        (1,931)       16,150            --         14,219

Loss Before Provision for Income
Taxes                                   (158,775)      (66,886)           --       (225,661)

Provision for Income Taxes                    --            --            --             --
                                       ---------     ---------     ---------      ---------

Net Loss                               $(158,775)    $ (66,886)    $      --      $(225,661)
                                       =========     =========     =========      =========


                                                  Three Months Ended March 31, 2000
                                       -----------------------------------------------------
                                                                                   ProForma
                                                                    ProForma       Combined
                                        Millennium     Regent      Adjustments     Company
                                       -----------   ---------     ------------   ----------
Net Sales                              $      --     $   3,750     $      --      $   3,750
Cost of Goods Sold                            --            --            --             --
                                       ---------     ---------     ---------      ---------

Gross Profit                                  --         3,750            --          3,750

Selling, General and Administrative
Expenses                                      --       976,025            --        976,025
                                       ---------     ---------     ---------      ---------
(Loss) From Operations                        --      (972,275)           --       (972,275)

Other Income (Expense)
    Miscellaneous                             --       130,000            --        130,000
    Interest Expense                          --        (2,750)           --         (2,750)
                                       ---------     ---------     ---------      ---------
      Total Other Income (Expense)            --       127,250            --        127,250

Loss Before Provision for Income
Taxes                                         --      (845,025)           --       (845,025)

Provision for Income Taxes                    --            --            --             --
                                       ---------     ---------     ---------      ---------

Net Loss                               $      --     $(845,025)    $      --      $(845,025)
                                       =========     =========     =========      =========

                       Regent Group, Inc. and Subsidiaries
               Notes to the ProForma Combined Financial Statements

Note A.

On July 27, 2001, pursuant to an agreement and plan of reorganization among the Company, its newly-formed wholly-owned subsidiary (the "Subsidiary"), Millennium, and its stockholders, the Subsidiary merged into Millennium. For accounting purposes, this transaction is treated as an acquisition of the Company by Millennium and a recapitalization of Millennium.

The merger resulted in the issuance to Millennium shareholders of a new Series D $1 par value Convertible Preferred Stock ("D Preferred Stock") of the Company in exchange for all of the issued and outstanding common stock of Millennium. The Millennium stockholders received .025 shares of the Company's D Preferred Stock in exchange for each share of Millennium common stock. Each share of D Preferred Stock is convertible into 641.215 shares of the Company's common stock and entitles the holder of D Preferred Stock to 641.215 votes. A total of 237,049.7 shares of D Preferred Stock have been issued to former Millennium shareholders as a result of the transaction.


The ProForma Combined Balance Sheets are those of Millennium at December 31, 2000 and March 31, 2001 as well as those of the Company at January 31, 2001 and April 30, 2001, respectively. The ProForma Combined Statements of Operations are those of Millennium for the twelve and three month periods ended December 31 and March 31 as well those of the Company for the twelve and three month periods ended January 31 and April 30, respectively.

                        Millennium Biotechnologies, Inc.
                                  Balance Sheet
                                   (Unaudited)

                                                                      March 31,
                                                                        2001
                                                                      ---------
ASSETS
  Current Assets
    Cash                                                              $   5,762
    Inventories                                                           2,805
    Prepaid Expenses                                                      8,375
                                                                      ---------
        Total Current Assets                                             16,942

  Property, plant and equipment, net
    of $2,050 accumulated depreciation                                   49,243
  Other assets                                                           34,843
                                                                      ---------

        Total Assets                                                    101,028
                                                                      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
    Accounts payable and accrued expenses                               114,142
    Loans & Notes payable                                                30,042
                                                                      ---------
        Total Current Liabilities                                       144,184

  Unearned income, less current portion                                  45,000
                                                                      ---------

        Total Liabilities                                               189,184

  STOCKHOLDERS EQUITY
    Common stock $0.00001 par value,
      25,000,000 shares authorized, 8,309,677
      shares issued and outstanding                                          83
    Additional paid-in capital                                          139,917
    Retained deficit                                                   (228,156)
                                                                      ---------
        Total Stockholders' Equity (Impairment)                         (88,156)
                                                                      ---------

        Total Liabilities and Stockholders' Equity                    $ 101,028
                                                                      =========


See notes to the financial statements.                                         8

                        Millennium Biotechnologies, Inc.
                             Statement of Operations
                                   (Unaudited)

                                                                    Three Months
                                                                       Ended
                                                                      March 31,
                                                                        2001
                                                                    ------------
Net Sales                                                            $      --
Cost of goods sold                                                          --
                                                                     ---------
Gross Profit                                                                --

Selling expenses                                                         4,955
General and administrative expenses                                    151,889
                                                                     ---------

Loss from Operations                                                  (156,844)

Other Income (Expenses)
  Interest expense, net                                                 (1,931)
                                                                     ---------
    Total Other Income (Expense)                                        (1,931)
                                                                     ---------

Net Loss                                                             $(158,775)
                                                                     =========


See notes to financial statements.                                             9

                        Millennium Biotechnologies, Inc.
                             Statement of Cash Flows
                                   (Unaudited)

                                                                    Three Months
                                                                       Ended
                                                                      March 31,
                                                                        2001
                                                                    ------------
Cash Flows from Operating Activities
  Net income (loss)                                                  $(158,775)
  Adjustments to net income (loss)
    Depreciation and amortization                                        1,883
  Decreases (increases) in Assets
    Prepaid expenses                                                    (4,146)
  Increases (decreases) in Liabilities
    Accounts payable and accrued expenses                               60,736
    Unearned income                                                     50,000
                                                                     ---------
Net Cash (Used) by Operating Activities                                (50,302)

Cash Flows from Investing Activities
  Purchases of equipment and fixtures                                  (44,443)
                                                                     ---------
Net Cash (Used) by Investing Activities                                (44,443)

Cash Flows from Financing Activities
  Repayment of loans and notes                                         (44,958)
  Issuance of common stock                                             140,000
                                                                     ---------
Net Cash Provided by Financing Activities                               95,042

Net Increase in Cash                                                       297
Cash at Beginning of Period                                              5,465
                                                                     ---------
Cash at End of Period                                                $   5,762
                                                                     =========


See notes to the financial statements.                                        10

                        Millennium Biotechnologies, Inc.
                   Notes to the Condensed Financial Statements

BASIS OF PRESENTATION

      The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Item 310 of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2001 are not necessarily indicative of the results that may be expected for the year ended December 31, 2001. The unaudited condensed financial statements should be read in conjunction with the historical financial statements of Millennium Biotechnologies, Inc.



                                                                              11